                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Technology Solutions Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

--------------------------------------------------------------------------------


                                    [LOGO]


--------------------------------------------------------------------------------




                          Technology Solutions Company



                            Notice of Annual Meeting

                                       and

                                 Proxy Statement

                          Year Ended December 31, 2000

[LOGO] TSC


TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue
Chicago, Illinois  60601
(312) 228-4500


Dear Stockholder:

You are cordially invited to the 2001 Annual Meeting of Stockholders of Technology Solutions Company. The meeting will be held at the Hyatt Regency Chicago Hotel, 151 East Wacker Drive, Chicago, Illinois 60601 on Thursday, April 26, 2001, starting at 10:00 a.m., local time.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return your proxy card in the enclosed, post-paid envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

We hope that you can attend the 2001 Annual Meeting, but in any event, please vote your shares by signing and returning your proxy card.

Sincerely,


/s/ Bill Waltrip
WILLIAM H. WALTRIP
Chairman

March 29, 2001

                          TECHNOLOGY SOLUTIONS COMPANY
                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2001



To Our Stockholders

The 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Technology Solutions Company (the "Company") will be held at the Hyatt Regency Chicago Hotel, 151 East Wacker Drive, Chicago, Illinois 60601 on Thursday, April 26, 2001 at 10:00 a.m., local time, for the following purposes:

     1.  To elect two directors, each to serve for a three-year term;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 15, 2001 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive office of the Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, for a period of ten days prior to the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

/s/ Paul R. Peterson
Paul R. Peterson
Secretary
March 29, 2001

--------------------------------------------------------------------------------

                          TECHNOLOGY SOLUTIONS COMPANY
                      205 North Michigan Avenue, Suite 1500
                             Chicago, Illinois 60601

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                                 April 26, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Technology Solutions Company (the "Company") for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hyatt Regency Chicago Hotel, 151 East Wacker Drive, Chicago, Illinois 60601, at 10:00 a.m., local time. The Company's principal executive office is located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601.

Each holder of record of shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at the close of business on March 15, 2001 (the "Record Date"), is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date there were 44,134,213 shares of Common Stock outstanding.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional material which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefor. The Company has retained Morrow & Co., Inc., of New York, New York, a proxy soliciting organization, to solicit management proxies for the Annual Meeting. Their fees for soliciting proxies are estimated to be approximately $5,000, plus reasonable out-of-pocket expenses. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about March 29, 2001.

--------------------------------------------------------------------------------

                              ELECTION OF DIRECTORS

The Board of Directors consists of five persons and is divided into three classes with three-year terms of office ending in different years. The terms of the Class I Directors expire this year. The Board of Directors has nominated two persons for election as directors in Class I to serve until the Annual Meeting of Stockholders held in 2004 and until their successors have been elected and qualified. The terms of the current Class II and III Directors expire in 2002 and 2003, respectively.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class I nominee recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The two nominees receiving the highest number of votes cast will be elected. In the event that either of the nominees of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that either of the nominees will be unable or will decline to serve as a director. A vote withheld from any or all of the nominees will not count as a vote either for or against the nominee. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominee recommended by the Board of Directors.

                              NOMINEES FOR DIRECTOR

           Class I -- Nominees to Serve Until the 2004 Annual Meeting:

Michael R. Zucchini, age 54, has been a Director of the Company since October 1997. Until his retirement in December 1999, he had served as Vice Chairman of Fleet Boston Financial, a financial services company, since 1993 and as its Chief Technology Officer since April 1997. Mr. Zucchini joined Fleet Boston Financial in 1987 from General Re Corp., where he had been a senior executive since 1974. From 1997 until 1999, he served as Chairman of the Financial Services Roundtable Subcommittee on Legislation and Regulation charged with interacting with Congress on issues related to technology. He is also currently serving as a Director of VISA, U.S.A., Inc.

Jack N. Hayden, age 54, has been President and Chief Executive Officer of the Company since February 2000. He joined the Company in April 1992 as Senior Vice President, served as interim Chief Financial Officer during late 1992 and early 1993, and assumed the role of Executive Vice President in July 1995. He served as Chief Executive Officer of Coleman Consulting Group, Inc., from September 1998 to March 1999. He rejoined the Company's executive team as Group President in March 1999. Prior to coming to the Company initially, he held the position of Vice President - Operations, Commercial Transport Division of McDonnell Douglas Corporation from 1990 to 1992. From 1989 to 1990, he served as Vice President-Finance of McDonnell Douglas Corporation. From 1971 to 1989, he served in numerous manufacturing and procurement positions at McDonnell Douglas Corporation.

The Board of Directors unanimously recommends that the Company's Stockholders vote FOR election of the nominees listed above.

--------------------------------------------------------------------------------

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE


                Class II -- Serving Until the 2002 Annual Meeting:

Stephen B. Oresman, age 68, has been a Director of the Company since July 1988. Since 1990, he has served as President of Saltash, Ltd., a management consulting firm. He previously served as Senior Vice President of Booz, Allen & Hamilton, Inc. and Chairman of Booz, Allen & Hamilton International, parent and subsidiary consulting firms. He is also currently serving as a Director of Cleveland-Cliffs Inc. and iStar Financial Inc.

Raymond P. Caldiero, age 61, has been a Director of the Company since January 1998. He has served as Chairman, President and Chief Executive Officer of CII Inc., a business consulting firm, since 1990. He was employed with Marriott Corporation for over 18 years with his final position being Senior Vice President and Assistant to the Chairman in December 1989. He is also currently serving as a Director of EnviroSource Corporation of Horsham, Pennsylvania.

               Class III -- Serving Until the 2003 Annual Meeting:

William H. Waltrip, age 63, has been a Director of the Company since December 1992 and Chairman of the Board since June 1993. Mr. Waltrip also served as Chief Executive Officer from June 1993 to June 1995. From 1996 to 1998, he served as the Chairman of the Board of Directors and, during 1996, he served as Chief Executive Officer of Bausch & Lomb, Inc. From 1991 to 1993, he was Vice Chairman of Unifax, Inc., a broad-line food service distributor. From 1985 to 1988, he was President, Chief Operating Officer and a Director of IU International, a diversified services company with major interests in transportation, environmental services and distribution. From 1982 to 1985, he was President, Chief Executive Officer and a Director of Purolator Courier Corporation. From 1972 to 1982, he was President, Chief Operating Officer and Director of Pan American World Airways, Inc. He is also currently serving as a Director of Bausch & Lomb, Inc., the Teachers Insurance and Annuity Association, Thomas & Betts Corporation and Charles River Laboratories International Inc.

--------------------------------------------------------------------------------

                       DIRECTORS' MEETINGS AND COMMITTEES

The Board of Directors held three regular meetings and one special meeting during the fiscal year ended December 31, 2000 ("Fiscal 2000"). Each incumbent director attended all of the meetings of the Board and committees thereof on which he served, with the exception of Mr. Oresman, who attended all but one of the meetings of the Board of Directors.

The Board of Directors has an Audit Committee, presently composed of Messrs. Oresman and Caldiero, which serves as an independent and objective body to monitor the Company's financial reporting process and internal control systems. The Audit Committee's responsibilities are included in its written charter attached as Exhibit A to this proxy statement and include reviewing the results and scope of the audit and other services provided by the Company's independent accountants and evaluating and recommending the selection, appointment or replacement of independent accountants to the Board of Directors. See "Ratification of Appointment of Independent Accountants." The Audit Committee met three times during Fiscal 2000.

The Board of Directors has a Compensation Committee presently composed of Messrs. Zucchini and Caldiero. The Compensation Committee's responsibilities include the evaluation and approval (or disapproval) of all executive compensation and stock option grants. The Compensation Committee held three regular meetings and two special meetings during Fiscal 2000.

Annual compensation for those directors who are not employees of the Company ("Outside Directors") increased from $25,000 to $30,000 (plus reimbursement of expenses incurred in attending meetings) on August 1, 2000.

In addition, each Outside Director presently holds stock options issued under the Technology Solutions Company 1993 Outside Directors Plan, as amended (the "1993 Plan") or the Technology Solutions Company 1996 Stock Incentive Plan (the "1996 Plan"). Any new Outside Director will receive an option to purchase 40,500 shares of Common Stock with a per share exercise price equal to the closing price of a share of Common Stock as reported on The Nasdaq Stock Market(R) on the day the stock option is granted. In addition, an option to purchase 40,500 shares of Common Stock has been and will be granted to each Outside Director at the time that a previously issued stock option granted under the 1993 Plan or the 1996 Plan to that director became or becomes exercisable in full (assuming he is an Outside Director at that time). Each stock option granted to an Outside Director under the 1996 Plan becomes exercisable in thirty-six monthly installments of 1,125 shares each, commencing on the last day of the calendar month immediately following the month the option is granted.

The Board of Directors does not have a nominating committee. Selection of nominees for the Board is made by the entire Board of Directors. The names of persons to be considered by the Board as potential nominees for the Company's Board of Directors should be directed to the Company's Secretary, Paul R. Peterson, at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601.

--------------------------------------------------------------------------------

                           RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001. Approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. If the appointment is not ratified, the appointment of other independent accountants will be considered by the Board of Directors. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal. PricewaterhouseCoopers LLP has audited the Company's financial statements since the fiscal year ended May 31, 1991. Representatives of PricewaterhouseCoopers LLP are expected to be at the Annual Meeting and to be available to respond to appropriate questions and also to have the opportunity to make a statement.

The Board of Directors unanimously recommends that the Company's Stockholders vote FOR approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Technology Solutions Company's Board of Directors is composed of two independent directors and operates under a written charter duly adopted by the Board of Directors (attached hereto as Exhibit A). The members of the Committee are Stephen B. Oresman (Chairman) and Raymond P. Caldiero. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

Management is responsible for the Company's financial statements, systems of internal control and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2000 were prepared in accordance with generally accepted auditing standards, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. Specifically, the Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and any other matters required to be discussed under generally accepted auditing standards.

--------------------------------------------------------------------------------

During 2000, the Company retained its principal accountants, PricewaterhouseCoopers LLP in several capacities. Specifically, audit fees paid totaled $220,000, information systems design and implementation fees paid totaled $0, and all other fees (which relate primarily to the Spin-Off of eLoyalty as described under Executive Officer Compensation) paid totaled $360,813. The Audit Committee has received and reviewed these figures as well as the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence, including consideration of the compatibility of non-audit services with that firm's independence. Based upon these reviews and discussions, the Audit Committee has affirmed the independence of the Company's principal accountants for year ended December 31, 2000.

Based on the reviews and discussions referred to above, and relying thereon, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

The foregoing report has been furnished by the members of the Audit Committee as set forth below:

               Stephen B. Oresman - Chairman
               Raymond P. Caldiero


--------------------------------------------------------------------------------

          Executive Officer Compensation

The following table sets forth summary information concerning the compensation during the periods indicated of: (a) those persons who at any time in Fiscal 2000 served as the Company's Chief Executive Officer; (b) the Company's other most highly compensated executive officers as of the last day of Fiscal 2000; and (c) certain additional executive officers who would have been included in the list described in (b) but for the fact that they no longer served as executive officers as of the last day of Fiscal 2000 (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                             ====================================================================
                                                                             Long-Term
                                                       Annual               Compensation
                                                   Compensation               Awards
-----------------------------------------------------------------------------------------------------------------
                                                                            Securities
                                                                            Underlying              All Other
Name and Principal Position      Fiscal                                       Options             Compensation ($)
 as of December 31, 2000         Year           Salary ($)    Bonus($)      Granted (#)
----------------------------------------------------------------------------------------------------------------
William H. Waltrip              2000            300,000       100,000         50,000                  0
Chairman of the Board           1999            300,000       300,000        302,521/(6)/             0
                                1998/(1)/       108,333       100,000         50,000                  0
                                1998            100,000        22,000        112,500                  0
----------------------------------------------------------------------------------------------------------------
Jack N. Hayden                  2000            480,000       300,000         75,000                  0
President and Chief             1999/(2)/       360,125       860,000/(3)/   150,000                  0
Executive Officer               1998/(1)(2)/    123,846       105,000         70,000                  0
                                1998            460,000       150,000        168,750                  0
----------------------------------------------------------------------------------------------------------------
John T. Kohler/(4)/             2000             68,750             0              0/(4)/     1,786,840/(4)/
President and Chief             1999            550,000             0              0                  0
Executive Officer               1998/(1)/       320,833       230,000              0                  0
                                1998            550,000       150,000              0                  0
----------------------------------------------------------------------------------------------------------------
Paul R. Peterson                2000            240,000       100,000         25,000                  0
Senior Vice President           1999            220,000       165,000        272,269/(6)/             0
General Counsel                 1998/(1)/       128,333        50,000          7,500                  0
                                1998            220,000        26,000         33,750                  0
----------------------------------------------------------------------------------------------------------------
Timothy P. Dimond/(5)/          2000            260,000             0         25,000                  0
Senior Vice President           1999            240,000       165,000        272,269/(6)/             0
                                1998/(1)/       126,667        50,000          3,000                  0
                                1998            200,000        25,000         11,250                  0
----------------------------------------------------------------------------------------------------------------

________________________
(1) During 1998 the Company changed its fiscal year end from May 31 to December
    31. The compensation figures reported cover the transition period from June 1, 1998 through December 31, 1998.

(2) Mr. Hayden left the Company's executive team in August 1998 and rejoined it in March 1999. Mr. Hayden has been the Company's President and Chief Executive Officer since February 2000 when the Company distributed the common stock of eLoyalty Corporation ("eLoyalty") owned by the Company to the Company's shareholders (the "Spin-Off"). eLoyalty operated within the Company prior to the Spin-Off and is now a separate, publicly traded company.

(3) Includes a $460,000 bonus paid to Mr. Hayden upon rejoining the Company's executive team.

(4) In connection with the Spin-Off, Mr. Kohler resigned as a director and executive officer of the Company. Mr. Kohler forfeited his Company options at the time of the Spin-Off and, in return, received additional

--------------------------------------------------------------------------------
    eLoyalty options. He was paid $1,786,840 as a result of his severance agreement. See "Employment Agreements."

(5) Mr. Dimond resigned as Chief Financial Officer in December 2000, but remained employed by the Company as described further in this filing. See "Employment Agreements."

(6) At the time of the eLoyalty Spin-Off, the Company's options were appropriately adjusted to reflect the impact of the Spin-Off. Company option holders (excluding eLoyalty employees and directors who were not also directors of the Company) had each of their options granted subsequent to June 21, 1999 adjusted by reducing the strike price and increasing the number of shares subject thereto. The adjustments were calculated based on the relative trading values of the Company and eLoyalty common stock immediately after the Spin-Off. Immediately after the Spin-Off, Company stock traded at 16.5278 percent of the combined value of one share of Company stock and one share of eLoyalty stock. Accordingly, the adjusted strike price was determined by multiplying the original strike price by
    16.5278 percent. The adjusted number of shares subject to each such option was determined by dividing the original number of shares subject to the option by 16.5278 percent. The Company and eLoyalty option adjustments described above were calculated to (1) preserve the intrinsic value of the option, as well as (2) preserve the ratio of the exercise price to the fair market value of the stock subject to the option. The option share information contained in this table has been adjusted for the effects of the February 15, 2000 Spin-Off.

Option Grants

The following table sets forth information with respect to individual grants of Company options that were made during Fiscal 2000 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates (see footnote (2) to the table) of compound appreciation in the market value of Company Common Stock, as the case may be, over the term of the option grants. No stock appreciation rights were granted in Fiscal 2000.

                                       Option Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------
                                                                               Potential Realizable Value at
                                                                                  Assumed Annual Rates of
                                                                               Stock Price Appreciation for
                                   Individual Grants/(1)/                              Option Term
-----------------------------------------------------------------------------------------------------------------
                                         Percent of
                            Number of  Total Options
                           Securities   Granted to
                           Underlying    Employees     Exercise
                            Options      in Fiscal       Price    Expiration
          Name             Granted (#)     Year         ($/Sh)      Date         5%($)/(2)/  10%($)/(2)/
-----------------------------------------------------------------------------------------------------------------
William H. Waltrip          50,000(3)       2%          5.4400     6/28/10         171,059      433,498
Jack N. Hayden              75,000(3)       2%          5.4400     6/28/10         256,589      650,247
John T. Kohler                   -          -                -           -               -            -
Paul R. Peterson            25,000(3)       1%          5.4400     6/28/10          85,530      216,749
Timothy P. Dimond           25,000(3)       1%          5.4400     6/28/10          85,530      216,749
-----------------------------------------------------------------------------------------------------------------

________________________
(1) With respect to each of the Named Executive Officers, upon a sale of substantially all of the business and assets of the Company, the exercisability of these options will automatically be accelerated.

(2) Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company's Common Stock, and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

(3) Subject to option provisions regarding termination of employment, one third of these options will become exercisable on June 28, 2001 and 1/36 of these options will become exercisable on the last day of each calendar month for 24 months thereafter.

--------------------------------------------------------------------------------

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

-----------------------------------------------------------------------------------------------------------------------
                                                    Number of Securities             Value of Unexercised
                                                   Underlying Unexercised                In-the-Money
                                                 Options at Dec. 31, 2000 (#)     Options at Dec. 31, 2000 ($)
                       Shares                    ------------------------------   -----------------------------
                     Acquired/(1)/     Value
       Name           on Exercise   Realized ($)  Exercisable     Unexercisable   Exercisable     Unexercisable
                                                  -----------     -------------   -----------     -------------
                          (#)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
William H. Waltrip            -              -      610,304            209,592        293,008        58,613
-----------------------------------------------------------------------------------------------------------------------
Jack N. Hayden           97,000        454,884      426,084            149,166         79,896        45,524
-----------------------------------------------------------------------------------------------------------------------
John T. Kohler          177,500      3,870,799            -                  -              -             -
-----------------------------------------------------------------------------------------------------------------------
Paul R. Peterson         96,042        502,893      144,230            162,385         56,365        52,752
-----------------------------------------------------------------------------------------------------------------------
Timothy P. Dimond             -              -      152,380            161,635         53,505        52,752
-----------------------------------------------------------------------------------------------------------------------

_________________________
/(1)/ Exercise information does not include shares obtained upon the exercise of eLoyalty options obtained in connection with the Spin-Off.

Employment Agreements

The Company has entered into an employment agreement with Mr. William H. Waltrip to serve as its Chairman of the Board of Directors. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days' written notice. If Mr. Waltrip's employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits for a one-year period following the termination. If, following a change in control of the Company, (i) Mr. Waltrip's title, position, duties or salary are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to relocate for a period in excess of six months to any location outside of the metropolitan area where he resides, he will be entitled to receive his salary and health insurance benefits for a one-year period following the termination. Each of Mr. Waltrip's options to purchase Common Stock that is not then fully exercisable will become exercisable in full upon a change in control of the Company. If Mr. Waltrip's employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary and health insurance benefits for a one-year period following the termination. Mr. Waltrip's current annual salary is $300,000.

Mr. Kohler's employment with the Company terminated effective February 14, 2000. At that time, the Company entered into a separation agreement with Mr. Kohler pursuant to which the Company agreed to pay, subject to Mr. Kohler's compliance with certain terms of his employment agreement, the following: (i) $1,100,000, representing twice his annual salary, paid on February 14, 2000; and (ii) $647,000, in lieu of on-going average bonus payments, paid on February 14, 2000. Under the separation agreement, the Company agreed to continue Mr. Kohler's health insurance and short-term disability benefits until the earlier of February 14, 2002 or such time as Mr. Kohler secures other employment. Under the separation agreement, Mr. Kohler forfeited 75,000 of 200,000 options to purchase eLoyalty common stock previously granted to him. The separation agreement further provides that, so long as Mr. Kohler serves as a

________________________________________________________________________________
director of eLoyalty, (i) his options to purchase Company Common Stock (which options converted, after the Spin-Off, into options to purchase eLoyalty common stock as described in footnote 6 to the Summary Compensation Table) and his non-forfeited options to purchase eLoyalty common stock will continue to vest in accordance with the vesting schedules provided in the option grant agreement and
(ii) the provisions in the option grant agreement that require the optionee to exercise vested options within 90 days of termination of employment with the Company will not be triggered until the effective date of Mr. Kohler's termination as a director of eLoyalty. Pursuant to the separation agreement, the Compensation Committee of the Board of Directors adopted a resolution providing that, for purposes of the TSC Executive Deferred Compensation Plan, Mr. Kohler's service as a director of eLoyalty will be treated as service as an Eligible Employee as defined in such Plan. The separation agreement also provides that Mr. Kohler will be entitled to retain possession and use of certain Company equipment provided to him during his employment with the Company for so long as he remains a director of eLoyalty.

The Company has entered into an employment agreement with Mr. Jack N. Hayden to serve as its President and Chief Executive Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days' written notice. If Mr. Hayden's employment is terminated by the Company, his unvested options will become exercisable and he will be entitled to receive his salary, bonus and health insurance benefits for a two-year period following the termination. Following a change in control of the Company, Mr. Hayden's unvested options will become exercisable and, if (i) Mr. Hayden's title, position, salary, benefits, duties or status are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to relocate for more than six months to any location outside of the metropolitan area where he resides, he will be entitled to receive his salary, bonus and health insurance benefits for a two-year period following the termination. If Mr. Hayden's employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Hayden's current annual salary is $480,000.

The Company has entered into an employment agreement with Mr. Paul R. Peterson to serve as its Senior Vice President, General Counsel and Corporate Secretary. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days' written notice. If Mr. Peterson's employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. If, following a change in control of the Company, (i) Mr. Peterson's title, position, duties or salary are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the Chicago metropolitan area, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon a change in control, Mr. Peterson's unvested options will become exercisable. If Mr. Peterson's employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Peterson's current annual salary is $240,000.

Mr. Dimond's resigned from the position of Chief Financial Officer with the Company effective December 5, 2000. In connection with this event, Mr. Dimond and the Company entered into a

________________________________________________________________________________
separation agreement whereby Mr. Dimond agreed to provide certain ongoing services to the Company for a period of up to three months and the Company agreed to pay Mr. Dimond his salary, until such ongoing services were concluded, and an additional $195,000 in salary continuance and $104,000 in bonus payments thereafter. Additionally, the Company agreed to continue Mr. Dimond's health insurance coverage until January 31, 2002. Contemporaneously with his resignation as Chief Financial Officer, the Company agreed to employ Mr. Dimond on an at will basis as a billable consultant. Pursuant to this arrangement, for each hour billed by Mr. Dimond, Mr. Dimond will be paid $175 and the Company will retain billings in excess of that amount.

OTHER TRANSACTIONS

On January 4, 1999, the Company extended by one year the payment date for a loan in the amount of $600,000 made to Mr. Kohler on January 6, 1998. The loan was payable on demand but no later than January 5, 2000, which the Company subsequently extended to February 24, 2000, and bore interest at the rate of 5.7 percent per annum. Mr. Kohler paid the loan in full on February 24, 2000, on which date the outstanding balance and accrued interest under the loan was $673,640.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

The Company's Compensation Philosophy

The Company's continuing objective is to provide superior sustainable value to its stockholders. In serving this objective, the Company recognizes that the success of a computer system design and implementation consulting business is based on the performance of its employees and that its employees are the Company's primary asset. The Company's compensation structure is therefore designed to serve this objective by providing sufficient total compensation to attract and retain high-performing employees. In determining executive compensation structure, the Compensation Committee considers current Company objectives, the recommendation of the Chief Executive Officer, market survey data, and the recommendations of consultants, where applicable. Specifically, the Compensation Committee of the Board of Directors (the "Compensation Committee") applies the following operating principles in its duties as administrator of the Company's Executive Compensation program:

     1. Be competitive in all aspects of the compensation program and consistently demonstrate a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

     2. Award stock options to executives in order to align management's and stockholders' interests.

     3. Provide variable compensation opportunities based on the financial performance of the Company -- when objectives are met or exceeded, the incentive awards can be attractive; when objectives are not met, those rewards generally are not distributed.

________________________________________________________________________________

     4. Adhere to a compensation strategy that effectively balances short-and long-term goals of the Company.

Compensation Policies for Executive Officers

The Compensation Committee, presently comprised of two outside board members, makes executive compensation decisions. In making these decisions, the Compensation Committee considers recommendations made by the Company's senior management team. Key components of the Company's Executive Compensation program include:

     1. Base salary-- designed to compensate executives competitively within the industry.

     2. Cash bonus/stock option awards -- designed to help provide a direct link between executive compensation and the individual's role in helping the Company attain annual performance measures.

The Compensation Committee believes this Executive Compensation program effectively serves the interests of both the Company and its stockholders. The Compensation Committee also believes the program allows the Company to attract and retain outstanding executives and motivates these executives to perform at the highest levels.

CEO Compensation

Mr. Hayden's compensation was substantially based on the Company's performance. In Fiscal 2000, Mr. Hayden received a salary of $480,000, a cash bonus of $300,000 and options to purchase 75,000 shares of Company Common Stock.

The foregoing report has been furnished by the members of the Compensation Committee as set forth below:

           Michael R. Zucchini - Chairman

           Raymond P. Caldiero

________________________________________________________________________________

                SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of March 9, 2001 concerning the beneficial ownership of Common Stock for each Director, Named Executive Officer and all Directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable.

                                                     Number          % of Total
                                                       of           Outstanding
Director Name                                        Shares            Shares
-------------                                        ------            ------
   William H. Waltrip                             649,272 /(1)/          1.4
   Jack N. Hayden                                 631,024 /(2)/          1.4
   Raymond P. Caldiero                             42,750 /(3)/          *
   Stephen B. Oresman                             107,462 /(4)/          *
   Michael R. Zucchini                             69,990 /(5)/          *

Named
Executive Officers
------------------
   William H. Waltrip                             649,272 /(1)/          1.4
   Jack N. Hayden                                 631,024 /(2)/          1.4
   John T. Kohler                                 100,055                *
   Paul R. Peterson                               378,831 /(6)/          *
   Laurence P. Birch                                 -                   *
   All Directors and Executive
     Officers as a group (8 persons)            1,979,384 /(7)/          4.3

______________________________
*  less than one percent

/(1)/ Includes 649,272 shares, which Mr. Waltrip has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

/(2)/ Includes 450,528 shares, which Mr. Hayden has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

/(3)/ Includes 42,750 shares, which Mr. Caldiero has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

/(4)/ Includes 70,875 shares, which Mr. Oresman has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

/(5)/ Includes 46,125 shares, which Mr. Zucchini has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days. Includes 1,687 shares held by Mr. Zucchini's wife.

/(6)/ Includes 175,315 shares, which Mr. Peterson has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

/(7)/ Includes 1,434,865 shares, which directors and executive officers have the right to acquire under options which are currently exercisable or which will be exercisable within 60 days. Includes shares beneficially owned by Mr. Kohler as Named Executive Officer for Fiscal 2000, although he is not currently an executive officer of the Company. See "Employment Agreements."

________________________________________________________________________________

             ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES

The following table sets forth the holders of Common Stock known to the Company, as of March 9, 2001, based, in part, on a review of reports on Schedule 13G filed with the SEC, to own beneficially more than five percent of the Company's Common Stock.

               Name and                           Number
              Address of                         of Shares          Percent
           Beneficial Owner                        Owned          of Class/(1)/
---------------------------------------      ------------------  ---------------

      FMR Corp.
      82 Devonshire Street                       5,510,000          12.5%
      Boston, MA 02109

      GeoCapital LLC
      767 Fifth Avenue, 45/th/ Floor
      New York, NY 10153                         3,800,000           8.6%

      Massachusetts Financial
      Services Company
      500 Boylston Street
      Boston, MA 02116-3741                      3,350,000/(2)/      7.6%

      State of Wisconsin Investment Board
      121 E. Wilson - 2/nd/ Floor                3,200,000/(3)/      7.3%
      Madison, WI 53703-3474

      P.A.W. Partners
      10 Glenville Street                        2,870,000/(4)/      6.5%
      Greenwich, CT 06831-3638

      S Squared Technology Corp.
      515 Madison Avenue, Suite 4200             2,325,000/(5)/      5.3%
      New York, NY 10022-5474

      Brookside Capital Partners Fund, L.P.
      Two Copley Place-Office Tower
      Bldg. 2-7/th/ Floor                        2,235,000/(6)/      5.1%
      Boston, MA 02116

___________________

/(1)/ Calculated on the basis of the actual number of outstanding shares as of March 9, 2001 in the amount of 44,133,838.

/(2)/ Based on the most recent report on Schedule 13G, Massachusetts Financial
      Services Company represented that it has sole dispositive power with respect to 3,350,000 shares.

/(3)/ Based on the most recent report on Schedule 13G, State of Wisconsin
      Investment Board represented that it has sole voting and dispositive power with respect to 3,132,000 shares.

/(4)/ Based on the most recent report on Schedule 13G, P.A.W. Partners represented that it has sole voting and dispositive power with respect to 2,870,000 shares.

/(5)/ Based on the most recent report on Schedule 13G, S Squared Technology
      Corp. represented that it has sole voting and dispositive power with respect to 2,325,000 shares.

/(6)/ Based on the most recent report on Schedule 13G, Brookside Capital
      Investors, Inc. represented that it has sole voting and dispositive power with respect to 2,235,000 shares.

________________________________________________________________________________

                               PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return with the S&P Computer Software and Services Index (the "S&P Computer Index") and with The Nasdaq Stock Market(R) U.S. Index (the "Nasdaq Index") for the period beginning May 31, 1995 and ending December 31, 2000, representing the Company's last five full fiscal years and the transition period from June 1, 1998 through December 31, 1998. The comparison is based on the assumption that $100 was invested on May 31, 1995 in each of the Company's Common Stock, the S&P Computer Index and the Nasdaq Index.

                COMPARISON OF 67 MONTH CUMULATIVE TOTAL RETURN*
                      AMONG TECHNOLOGY SOLUTIONS COMPANY,
                               THE NASDAQ INDEX,
                         AND THE S & P COMPUTERS INDEX

                                   [GRAPH]

                                                                      Cumulative Total Return
                                                -------------------------------------------------------------------
                                                 5/95      5/96      5/97      5/98      12/98     12/99     12/00


TECHNOLOGY SOLUTIONS COMPANY                    100.00    377.37    580.00    849.00    385.87    1179.00    461.68
NASDAQ STOCK MARKET (U.S.)                      100.00    145.33    163.74    207.63    260.51     484.12    291.29
S & P COMPUTERS (SOFTWARE & SERVICES)           100.00    139.84    233.86    303.46    441.58     816.62    385.85

*Total return assumes reinvestment of dividends.


________________________________________________________________________________

                              STOCKHOLDER PROPOSALS

In order for a stockholder proposal or nomination to be properly presented at the Company's 2002 Annual Meeting of Stockholders (the "2002 Annual Meeting"), the stockholder proponent must comply with the relevant notice requirements contained in the Company's By-laws. These requirements relate to both the timing and content of the notice. To be timely, a stockholder proposal or nomination intended to be brought before the 2002 Annual Meeting must be received by the Company on or after December 29, 2001 and on or prior to January 28, 2002. All proposals and nominations should be directed to the Secretary of the Company.

In addition, any stockholder proposal that is intended to be included in the Company's Proxy Statement for the 2002 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 2002 Annual Meeting is November 29, 2001.

If a stockholder proposal is properly presented at the 2002 Annual Meeting in accordance with the requirements described above and is not included as an agenda item in the Company's Proxy Statement for that meeting, the designated proxy holders will be permitted to exercise discretionary voting authority with respect to that proposal if, in the Proxy Statement, the Company advises stockholders of the nature of the proposal and how the proxy holders intend to vote. Nevertheless, the proxy holders will not have discretionary voting authority if the stockholder proponent satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to stockholders.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in Fiscal 2000, except that Mr. Michael Zucchini filed one Form 5, which disclosed one transaction, within 30 days after the required filing date and Mr. Laurence Birch filed one Form 3, which disclosed one transaction, within 30 days after the required filing date.

________________________________________________________________________________

                         ANNUAL REPORT TO STOCKHOLDERS

A copy of the Company's Annual Report on Form 10-K for Fiscal 2000, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Laurence P. Birch, Senior Vice President and Chief Financial Officer, Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Telephone (312) 228-4500.

                                OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

                               OTHER INFORMATION

STOCK LISTING

The Nasdaq Stock Market(R)


STOCK SYMBOL

TSCC


TRANSFER AGENT AND REGISTRAR

ChaseMellon Shareholder Services L.L.C.
111 Founders Plaza
11/th/ Floor
East Hartford, CT 06108


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Chicago, IL

________________________________________________________________________________

                                   EXHIBIT A
                                   ---------

                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                        OF TECHNOLOGY SOLUTIONS COMPANY

I.     PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors (the "Board") of Technology Solutions Company (the "Company") in fulfilling its oversight responsibilities with respect to financial reports and other financial information. In this regard, the Audit Committee is to:

       1. Serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems.

       2. Serve, together with the Board, as the ultimate authority to which the independent auditor (the "Independent Auditor") is accountable, and have, together with the Board, the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditor (or to nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement).

       3. Review the audit efforts of the Independent Auditor and the operations of the Company's quality assurance committee ("QA Committee").

       4. Nominate the Compliance Officer for the approval of the Board and to be directly available to meet with the Compliance Officer.

       5. Provide an open avenue of communication among the Independent Auditor, financial and senior management, and the Board.

II.    COMPOSITION AND EXPERTISE

       1. Members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ and any other market or markets, if any, on which the securities of the Company or any of its subsidiaries are traded. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee will be made by the Board

       2. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified or until their resignation or removal. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.

________________________________________________________________________________

III.    DUTIES AND RESPONSIBILITIES

The Audit Committee shall:

        Documents/Reports Review
        ------------------------

        1. Review the annual audited statements and assure that the quarterly financial statements are reviewed by the independent auditors with the appropriate communication made to the Audit Committee before their release.

        2. Review and discuss with management the annual audited and quarterly financial statements.

        3. Review reports to management prepared by the Independent Auditor and responses to the same by management.

        4. Periodically review the Company's Principles and Policies of Business Conduct.


        Independent Auditor
        -------------------

        5. Review and recommend to the Board: (i) the selection of the Independent Auditor to audit the books, records and accounts of the Company, and (ii) the approval of the fees and other compensation of the Independent Auditor.

        6. Review and discuss with the Independent Auditors the overall scope and plans for its audit including the adequacy of staffing and compensation. Review and discuss with management and the Independent Auditors the adequacy and effectiveness of the accounting and financial and ethical compliance programs. Further the Committee shall meet separately with the Independent Auditors, without management present to discuss the results of their examinations

        7. Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to determine the auditor's independence. The Audit Committee shall: (i) request, receive and review, on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Company and the Independent Auditor that may reasonably be thought to bear on the independence of the Independent Auditor with respect to the Company; (ii) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor; and (iii) take, or recommend that the full Board take, appropriate action regarding the independence of the Independent Auditor.

________________________________________________________________________________

        Financial Reporting Process
        ---------------------------

        8. Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and management.

        9. Review the Independent Auditor's judgment about the quality and appropriateness of accounting principles as applied in financial reporting.

        10. Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, or management.

        Process Improvement
        -------------------

        11. Review reports to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management's preparation of financial statements and the view of each as to the appropriateness of such judgments.

        12. Review with each of management and the Independent Auditor any significant difficulties encountered during the course of each audit.

        13. Review any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

        14. Review with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

        Other
        -----

        15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

        16. Establish at the beginning of the year a schedule for the Committee's meeting during the course of the year and the fixed agenda items for the scheduled meetings.

        17. Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

        18. Review with the Company's counsel, legal compliance matters or any legal matter that could have a significant impact on the organization's financial statements.

        19. In discharging its oversight role, the Audit Committee may investigate any matter brought to its attention, and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts.

________________________________________________________________________________

        20. Perform such other activities, consistent with this Charter, the Company's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

        21. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, among management and the Independent Auditor or to assure compliance with laws and regulations.

________________________________________________________________________________

PROXY

                         TECHNOLOGY SOLUTIONS COMPANY

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 26, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of Technology Solutions Company (the "Company") does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint William H. Waltrip and Jack N. Hayden or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on April 26, 2001 at 10:00 a.m., local time, at the Hyatt Regency Chicago Hotel, 151 East Wacker Drive, Chicago, Illinois 60601, and at any adjournment thereof, as indicated on the reverse side.


                    (Please date and sign on reverse side)



                            . FOLD AND DETACH HERE .

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the nominees listed in Proposal 1 and for the proposal to ratify the appointment of PricewaterhouseCoopers LLP. Please mark box [X].

1.  The election of the Class I        INSTRUCTIONS: To withhold      2.  Proposal to ratify the appointment of
    Directors:                         authority to vote for any          PricewaterhouseCoopers LLP as
                                       nominee, strike the nominee's      independent accountants for the Company
                                       name:                              for the fiscal year ending December 31,
                                                                          2001:

                          WITHHOLD        Nominees:                                FOR          AGAINST      ABSTAIN
                         AUTHORITY
        FOR the       for the listed      Michael R. Zucchini                      [_]            [_]          [_]
    listed nominees      nominees         Jack N. Hayden

         [_]              [_]



3. As such proxies may in their                                        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS
   discretion determine upon such                                      GIVEN AND, IN THE ABSENCE OF SUCH INSTRUCTIONS, WILL BE VOTED
   other matters as may properly come                                  FOR THE NOMINEE LISTED ABOVE AND IN FAVOR OF PROPOSAL 2. IF
   before the meeting.                                                 OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL
                                                                       BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST
                                                                       JUDGMENT OF THE NAMED PROXIES.

                                                                       You are urged to mark, sign, date and return your proxy
                                                                       without delay in the return envelope provided for that
                                                                       purpose, which requires no postage if mailed in the United
                                                                       States.

                                                                       When signing the proxy, please take care to have the
                                                                       signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate
                                                                       when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly
                                                                       authorized person.

                                                                       Dated: ____________________________, 2001



                                                                       _____________________________________________________________
                                                                       Signature

                                                                       _____________________________________________________________
                                                                       Signature if held jointly




                            .FOLD AND DETACH HERE.